UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-21852
Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices)          (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: March 31
Date of reporting period: March 31, 2011

Item 1.	Reports to Stockholders.
Annual Report

Annual Report
and Prospectus

Columbia
Equity Value Fund

Annual Report for the Period Ended
March 31, 2011
(Prospectus also enclosed)

Columbia Equity Value Fund seeks to provide shareholders with growth of capital and income.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	12

Fund Expenses Example	14

Portfolio of Investments	17

Statement of Assets and Liabilities	26

Statement of Operations	28

Statements of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	60

Federal Income Tax Information	62

Board Members and Officers	63

Proxy Voting	69

Approval of Investment Management Services Agreement	69

Results of Meeting of Shareholders	70

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Equity Value Fund (the Fund) Class A shares gained 15.67% (excluding sales charge) for the 12 months ended March 31, 2011.

>	The Fund outperformed the 15.15% increase of its benchmark, the Russell 1000® Value Index during the annual period.

>	The Fund outperformed the 13.14% advance of the Lipper Large-Cap Value Funds Index, representing the Fund’s peer group, for the same period.

ANNUALIZED TOTAL RETURNS (for period ended March 31, 2011)

	1 year	3 years	5 years	10 years
Columbia Equity Value Fund Class A (excluding sales charge)	+15.67%	+1.52%	+2.24%	+4.19%

Russell 1000 Value Index (unmanaged)	+15.15%	+0.60%	+1.38%	+4.53%

Lipper Large-Cap Value Funds Index (unmanaged)	+13.14%	+1.35%	+1.80%	+3.31%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at March 31, 2011
Since
Without sales charge	1 year	3 years	5 years	10 years	inception*
Class A (inception 3/20/95)	+15.67%	+1.52%	+2.24%	+4.19%	N/A

Class B (inception 5/14/84)	+14.84%	+0.74%	+1.46%	+3.40%	N/A

Class C (inception 6/26/00)	+14.82%	+0.74%	+1.47%	+3.39%	N/A

Class I (inception 3/4/04)	+16.18%	+1.97%	+2.67%	N/A	+6.16%

Class R (inception 12/11/06)	+15.35%	+1.29%	N/A	N/A	+0.07%

Class R3 (inception 12/11/06)	+15.67%	+1.48%	N/A	N/A	+0.28%

Class R4 (inception 3/20/95)	+15.94%	+1.74%	+2.43%	+4.38%	N/A

Class R5 (inception 12/11/06)	+16.26%	+1.95%	N/A	N/A	+0.70%

Class W (inception 12/1/06)	+15.82%	+1.55%	N/A	N/A	+0.63%

Class Z (inception 9/27/10)	N/A	N/A	N/A	N/A	+19.16%**

With sales charge
Class A (inception 3/20/95)	+9.01%	-0.46%	+1.04%	+3.57%	N/A

Class B (inception 5/14/84)	+9.84%	-0.17%	+1.12%	+3.40%	N/A

Class C (inception 6/26/00)	+13.82%	+0.74%	+1.47%	+3.39%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	For classes with less than 10 years performance.
**	Not annualized.

4  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  5

Manager Commentary

Dear Shareholders,

Columbia Equity Value Fund (the Fund) Class A shares gained 15.67% (excluding sales charge) for the 12 months ended March 31, 2011. The Fund outperformed its benchmark, the Russell 1000® Value Index (Russell Index), which increased 15.15%, as well as its peer group, the Lipper Large-Cap Value Funds Index, which advanced 13.14% for the same period.

Significant performance factors
The annual period ended March 31, 2011 was one bracketed by natural disasters, as the fiscal year began with the Macondo oil well spill in the Gulf of Mexico and ended with the earthquake and tsunami in Japan and geopolitical instability and violence in North Africa and the Middle East. Unpredictable volatility characterized the months in between as well, with sovereign debt crises in peripheral Europe and fears of a double-dip recession in the U.S., among other uncertainties, making headlines. At the same time, however, decent economic growth, both globally and

SECTOR BREAKDOWN(1) (at March 31, 2011)

Consumer Discretionary	8.4%

Consumer Staples	6.0

Energy	17.4

Financials	18.3

Health Care	10.3

Industrials	16.1

Information Technology	11.0

Materials	6.6

Telecommunication Services	3.5

Utilities	1.0

Other(2)	1.4

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

6  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

domestically, also continued throughout the annual period. Thus, while the U.S. equity market may have climbed a wall of worry as investors bought into unforeseen risk, the fundamentals that drive equities held up well overall. Fears that the economic rebound might be upset were not realized, merger and acquisition activity increased and corporate earnings and cash flows generally experienced a positive trajectory.

Indeed, all sectors of the Russell Index generated positive returns during the annual period, led by the energy sector, which advanced more than 40% boosted by surging oil prices. Materials and consumer discretionary, both of which are economically-sensitive cyclical sectors, also performed well, each up more than 20%. Telecommunication services, though a traditionally defensive sector, significantly outpaced the Russell Index due primarily to the robust dividend yield many of its companies offer as well as to strong merger and acquisition activity within the sector as supported by strong cash flow and growth of the wireless broadband market. Financials, health care and consumer staples were the weakest sectors, though these sectors advanced during the annual period, too.

TOP TEN HOLDINGS(1) (at March 31, 2011)

JPMorgan Chase & Co.	3.8%

Lorillard, Inc.	3.6

Bank of America Corp.	3.3

Chevron Corp.	3.3

Exxon Mobil Corp.	3.2

Goldman Sachs Group, Inc. (The)	3.0

Microsoft Corp.	2.6

AT&T, Inc.	2.4

Oracle Corp.	2.2

Siemens AG, ADR	2.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

The Fund modestly outperformed the Russell Index due primarily to effective sector allocation decisions. For instance, stock selection in the industrials sector contributed positively to the Fund’s results, with several machinery, agricultural equipment and electrical equipment companies performing well. Sizable positions in machinery manufacturer Caterpillar and industrial and consumer products manufacturer Siemens particularly helped.

Having only a modest position in financials, the worst performing sector during the annual period, also boosted the Fund’s relative results. The financials sector was still going through the tail end of its credit cycle during the first half of the annual period, and both companies and investors alike were trying to figure out if institutions were going to be able to make loans and/or pay dividends again. Still, somewhat more than offsetting the positive impact of allocation was stock selection within the sector. Sizable positions in diversified commercial bank Bank of America and investment banking institutions Goldman Sachs and Morgan Stanley hurt most.

Similarly, positioning in the energy sector helped the Fund’s results but individual stock selection within the sector detracted. The Fund had a significant allocation to energy, the best performing segment of the Russell Index during the annual period. However, early in the annual period, holdings in offshore drilling contractor Transocean and integrated oil company BP each experienced significant share price declines given their involvement in the Macondo oil well disaster and thus detracted. We sold both of these Fund positions during the annual period. We redeployed proceeds into integrated oil giant Exxon Mobil, oil services company Halliburton and oilfield machinery and equipment company National Oilwell Varco, each of which contributed positively to the Fund’s relative performance. In all, then, while the Fund was effectively positioned within the energy sector for most of the annual period, these positive performers within the energy sector were not quite enough to completely offset the impact of those companies involved in the Gulf of Mexico spill.

Elsewhere, positions in consumer staples company Lorillard and materials company E.I. du Pont de Nemours were strong performers for the Fund during the annual period. Lorillard, a tobacco company, saw its

8  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

shares rise on favorable news flow regarding the Food and Drug Administration advisory committee’s review of the impact of menthol on the public health. Chemical company E.I. du Pont de Nemours added value as the industry broadly performed well, with investors favoring solid companies within this economically-sensitive, cyclical group.

Stock selection in the consumer discretionary and information technology sectors detracted from the Fund’s results. In consumer discretionary, several holdings in multi-line and specialty retailers performed poorly. A position in consumer electronics retailer Best Buy was a particular disappointment. A basket of media companies also hampered results. In information technology, positions in software giant Microsoft and computing and printing systems provider Hewlett-Packard detracted most. Microsoft’s shares fell primarily on investors’ preference for large-cap names outside of the information technology sector during the annual period. Hewlett-Packard saw its share price decline upon the unexpected departure of its Chief Executive Officer and a rash of acquisition activity. We sold the Fund’s position in Hewlett-Packard during the annual period.

Changes to the Fund’s portfolio
The Fund’s positions in industrials and financials increased during the annual period. In industrials, we added to the Fund’s position in industrial products manufacturer Siemens. Within financials, we reduced the Fund’s exposure to the insurance industry and added to positions in a broad array of other industries within the sector.

The Fund’s allocation to information technology and materials decreased during the annual period.

We continue to believe that those cyclical sectors most tied to continuing economic recovery, such as industrials, materials and information technology, provide attractive and compelling opportunities over the coming year.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  9

Manager Commentary (continued)

As mentioned earlier, in information technology, we sold the Fund’s position in Hewlett-Packard. In materials, we reduced the Fund’s exposure to the chemicals and metals and mining industries, in several cases, taking profits from positions that had performed well.

With these changes, it is well worth noting that at the end of March 2011, the Fund had its most significant weightings compared to the Russell Index in the industrials, information technology and energy sectors and its most modest exposures relative to the benchmark index in the financials, utilities and consumer staples sectors.

Our future strategy
At the end of the annual period, we believed that the pace of macroeconomic improvement may have been hitting its stride. We anticipate Gross Domestic Product growth for 2011 to be sustainable in a range of 2 1/2% to 3%, job growth to trend upward and headline inflation to edge higher but to remain palatable at an annualized rate of approximately 2 1/2% to 3%. We further expect capital expenditures, which have come back rather strongly, to remain healthy. Should this scenario in fact materialize, then, in our view, there will be no urgency for the Federal Reserve Board (the Fed) to implement a third round of quantitative easing. While we do not believe the Fed will raise the targeted federal funds rate any time soon either, we do believe monetary policy will become gradually less accommodative going forward. In all, we believe such a scenario would serve as a fairly positive backdrop for the U.S. equity market in the months ahead.

Indeed, we maintained an optimistic view overall for the U.S. equity market at the end of March, as we believe the fundamentals that truly drive corporate earnings remain in good shape. Volatility may remain high given ongoing geopolitical factors and a true default of a European government remains a risk. However, we continue to believe that those cyclical sectors most tied to continuing economic recovery, such as industrials, materials and information technology, provide attractive and compelling opportunities over the coming year.

At the same time, we believe that industry and individual stock selection may well be increasingly critical to results going forward. As such, then, across all of the sectors, we intend to maintain our steadfast focus on

10  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

individual stock selection. We continue to seek to take larger positions in individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. We will continue to emphasize stocks that we believe have attractive valuations, and we intend to continue managing the Fund through a diversified mix of stocks, with a focus on large-cap value-oriented companies. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific opportunities to add value for our shareholders.

Steve Schroll Portfolio Manager	Laton Spahr, CFA® Portfolio Manager	Paul Stocking Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Equity Value Fund Class A shares (from 4/1/01 to 3/31/11) as compared to the performance of the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at March 31, 2011
	1 year	3 years	5 years	10 years
Columbia Equity Value Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,901	$9,863	$10,531	$14,207

Average annual total return	+9.01%	-0.46%	+1.04%	+3.57%

Russell 1000 Value Index(1)
Cumulative value of $10,000	$11,515	$10,181	$10,709	$15,583

Average annual total return	+15.15%	+0.60%	+1.38%	+4.53%

Lipper Large-Cap Value Funds Index(2)
Cumulative value of $10,000	$11,314	$10,410	$10,933	$13,849

Average annual total return	+13.14%	+1.35%	+1.80%	+3.31%

Results for other share classes can be found on page 4.

12  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

(1)	The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  13

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until March 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Oct. 1, 2010	March 31, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,188.70	$6.28	1.15%

Hypothetical (5% return before expenses)	$1,000	$1,019.20	$5.79	1.15%

Class B

Actual(b)	$1,000	$1,184.30	$10.35	1.90%

Hypothetical (5% return before expenses)	$1,000	$1,015.46	$9.55	1.90%

Class C

Actual(b)	$1,000	$1,183.60	$10.34	1.90%

Hypothetical (5% return before expenses)	$1,000	$1,015.46	$9.55	1.90%

Class I

Actual(b)	$1,000	$1,191.10	$3.71	.68%

Hypothetical (5% return before expenses)	$1,000	$1,021.54	$3.43	.68%

Class R

Actual(b)	$1,000	$1,187.30	$7.63	1.40%

Hypothetical (5% return before expenses)	$1,000	$1,017.95	$7.04	1.40%

Class R3

Actual(b)	$1,000	$1,189.20	$6.55	1.20%

Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.04	1.20%

Class R4

Actual(b)	$1,000	$1,190.40	$5.08	.93%

Hypothetical (5% return before expenses)	$1,000	$1,020.29	$4.68	.93%

Class R5

Actual(b)	$1,000	$1,190.90	$3.71	.68%

Hypothetical (5% return before expenses)	$1,000	$1,021.54	$3.43	.68%

Class W

Actual(b)	$1,000	$1,188.90	$6.28	1.15%

Hypothetical (5% return before expenses)	$1,000	$1,019.20	$5.79	1.15%

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  15

Fund Expenses Example (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Oct. 1, 2010	March 31, 2011	the period(a)	expense ratio
Class Z

Actual(b)	$1,000	$1,190.30	$4.75	.87%

Hypothetical (5% return before expenses)	$1,000	$1,020.59	$4.38	.87%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended March 31, 2011: +18.87% for Class A, +18.43% for Class B, +18.36% for Class C, +19.11% for Class I, +18.73% for Class R, +18.92% for Class R3, +19.04% for Class R4, +19.09% for Class R5, +18.89% for Class W and +19.03% for Class Z.

16  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Portfolio of Investments
Columbia Equity Value Fund
March 31, 2011
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (98.4%)

CONSUMER DISCRETIONARY (8.4%)

Auto Components (0.1%)
Johnson Controls, Inc.	28,590	$1,188,486

Automobiles (1.0%)
Ford Motor Co.(a)	536,858	8,004,553

Hotels, Restaurants & Leisure (1.1%)
Carnival Corp.(b)	219,948	8,437,205

Household Durables (0.1%)
Lennar Corp., Class A(c)	55,765	1,010,462

Media (2.3%)
Comcast Corp., Class A	181,537	4,487,595
Time Warner, Inc.	103,562	3,697,163
Viacom, Inc., Class B	226,266	10,525,894

Total		18,710,652

Multiline Retail (2.0%)
Kohl’s Corp.	140,450	7,449,468
Target Corp.	163,456	8,174,435

Total		15,623,903

Specialty Retail (1.8%)
Best Buy Co., Inc.(c)	121,117	3,478,480
Home Depot, Inc.	217,476	8,059,661
Staples, Inc.	143,027	2,777,584

Total		14,315,725

TOTAL CONSUMER DISCRECTIONARY		67,290,986

CONSUMER STAPLES (6.0%)

Food & Staples Retailing (1.6%)
CVS Caremark Corp.	178,197	6,115,721
Wal-Mart Stores, Inc.	135,325	7,043,666

Total		13,159,387

Tobacco (4.4%)
Lorillard, Inc.	297,872	28,300,819
Philip Morris International, Inc.	101,817	6,682,250

Total		34,983,069

TOTAL CONSUMER STAPLES		48,142,456

ENERGY (17.4%)

Energy Equipment & Services (4.7%)
Baker Hughes, Inc.	130,534	9,585,112
Halliburton Co.(c)	291,301	14,518,442
National Oilwell Varco, Inc.	132,115	10,472,756
Schlumberger Ltd.(b)	35,712	3,330,501

Total		37,906,811

Oil, Gas & Consumable Fuels (12.7%)
Alpha Natural Resources, Inc.(a)(c)	70,616	4,192,472
Anadarko Petroleum Corp.	105,199	8,617,902
Apache Corp.	116,763	15,286,612
Chevron Corp.	242,395	26,040,495
ConocoPhillips	135,739	10,840,116
Devon Energy Corp.(c)	58,318	5,351,843
Exxon Mobil Corp.	304,070	25,581,409
Occidental Petroleum Corp.	50,921	5,320,735

Total		101,231,584

TOTAL ENERGY		139,138,395

FINANCIALS (18.3%)

Capital Markets (5.5%)
Bank of New York Mellon Corp. (The)	165,185	4,934,076
Goldman Sachs Group, Inc. (The)	147,363	23,352,615
Morgan Stanley	569,483	15,558,275

Total		43,844,966

Commercial Banks (0.6%)
Wells Fargo & Co.	142,348	4,512,432

Diversified Financial Services (7.0%)
Bank of America Corp.	1,981,807	26,417,487
JPMorgan Chase & Co.	643,134	29,648,478

Total		56,065,965

Insurance (5.2%)
ACE Ltd.(b)	165,442	10,704,097
Everest Re Group Ltd.(b)(c)	50,188	4,425,578
MetLife, Inc.	177,565	7,942,482
Travelers Companies, Inc. (The)	97,814	5,817,977

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

FINANCIALS (cont.)

Insurance (cont.)
XL Group PLC(b)	535,303	$13,168,454

Total		42,058,588

TOTAL FINANCIALS		146,481,951

HEALTH CARE (10.3%)

Biotechnology (1.3%)
Gilead Sciences, Inc.(a)	245,704	10,427,678

Health Care Providers & Services (1.5%)
HCA Holdings, Inc.(a)	84,560	2,864,047
UnitedHealth Group, Inc.	103,125	4,661,250
WellPoint, Inc.	70,536	4,922,708

Total		12,448,005

Life Sciences Tools & Services (2.5%)
Agilent Technologies, Inc.(a)(c)	129,057	5,779,172
Life Technologies Corp.(a)	97,079	5,088,881
Thermo Fisher Scientific, Inc.(a)	162,214	9,010,988

Total		19,879,041

Pharmaceuticals (5.0%)
Bristol-Myers Squibb Co.(c)	387,973	10,254,126
Merck & Co., Inc.	307,585	10,153,381
Novartis AG, ADR(b)(c)	117,742	6,399,278
Pfizer, Inc.	635,195	12,900,810

Total		39,707,595

TOTAL HEALTH CARE		82,462,319

INDUSTRIALS (16.0%)

Aerospace & Defense (3.8%)
Boeing Co. (The)	111,882	8,271,436
Honeywell International, Inc.	135,766	8,106,588
Lockheed Martin Corp.	38,845	3,123,138
United Technologies Corp.	127,979	10,833,422

Total		30,334,584

Air Freight & Logistics (0.8%)
United Parcel Service, Inc., Class B	87,642	6,513,553

Airlines (0.8%)
Delta Air Lines, Inc.(a)	151,292	1,482,662
U.S. Airways Group, Inc.(a)(c)	137,618	1,198,653
United Continental Holdings, Inc.(a)(c)	152,750	3,511,722

Total		6,193,037

Electrical Equipment (1.2%)
ABB Ltd., ADR(a)(b)(c)	247,963	5,998,225
Emerson Electric Co.	62,183	3,633,353

Total		9,631,578

Industrial Conglomerates (4.0%)
General Electric Co.	383,428	7,687,732
Siemens AG, ADR(b)	126,986	17,440,257
Tyco International Ltd.(b)	152,817	6,841,617

Total		31,969,606

Machinery (5.1%)
Caterpillar, Inc.(c)	106,374	11,844,745
Deere & Co.	69,948	6,777,262
Eaton Corp.	124,348	6,893,853
Illinois Tool Works, Inc.	204,944	11,009,592
Parker Hannifin Corp.	49,670	4,702,755

Total		41,228,207

Road & Rail (0.3%)
CSX Corp.	35,451	2,786,449

TOTAL INDUSTRIALS		128,657,014

INFORMATION TECHNOLOGY (11.0%)

Communications Equipment (0.4%)
Nokia OYJ, ADR(b)(c)	336,598	2,864,449

Electronic Equipment, Instruments & Components (0.3%)
TE Connectivity Ltd.(b)	71,397	2,486,044

IT Services (3.1%)
Accenture PLC, Class A(b)	143,327	7,878,685
IBM Corp.	53,954	8,798,279
Mastercard, Inc., Class A	34,253	8,622,165

Total		25,299,129

Semiconductors & Semiconductor Equipment (2.5%)
Intel Corp.	455,451	9,186,447
LSI Corp.(a)	1,109,315	7,543,342
Microchip Technology, Inc.(c)	78,287	2,975,689

Total		19,705,478

Software (4.7%)
Microsoft Corp.	800,391	20,297,916
Oracle Corp.	528,534	17,637,179

Total		37,935,095

TOTAL INFORMATION TECHNOLOGY		88,290,195

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
MATERIALS (6.5%)

Chemicals (3.9%)
Air Products & Chemicals, Inc.	25,929	$2,338,277
Dow Chemical Co. (The)	364,708	13,767,727
EI du Pont de Nemours & Co.	283,914	15,606,753

Total		31,712,757

Metals & Mining (2.6%)
Freeport-McMoRan Copper & Gold, Inc.	158,159	8,785,733
Nucor Corp.(c)	69,220	3,185,504
Rio Tinto PLC, ADR(b)(c)	47,266	3,361,558
Vale SA, ADR(b)(c)	80,166	2,673,536
Xstrata PLC(b)	121,694	2,844,376

Total		20,850,707

TOTAL MATERIALS		52,563,464

TELECOMMUNICATION SERVICES (3.5%)

Diversified Telecommunication Services (3.1%)
AT&T, Inc.	629,819	19,272,461
Verizon Communications, Inc.	145,561	5,609,921

Total		24,882,382

Wireless Telecommunication Services (0.4%)
Sprint Nextel Corp.(a)(c)	694,353	3,221,798

TOTAL TELECOMMUNICATION SERVICES		28,104,180

UTILITIES (1.0%)

Multi-Utilities (1.0%)
Dominion Resources, Inc.	174,339	7,792,953

TOTAL UTILITIES		7,792,953

Total Common Stocks
(Cost: $608,737,567)		$788,923,913

Money Market Fund (1.4%)

Columbia Short Term Cash Fund, 0.229%(d)(e)	11,342,746	$11,342,746

Total Money Market Fund
(Cost: $11,342,746)		$11,342,746

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (8.0%)

Asset-Backed Commercial Paper (0.6%)
Antalis US Funding Corp.
05/23/11	0.340%	$1,998,980	$1,998,980
Rhein-Main Securitisation Ltd.
04/18/11	0.551%	1,997,342	1,997,342
Working Capital Management Co., L.P.
04/01/11	0.290%	999,750	999,750

Total			4,996,072

Certificates of Deposit (2.7%)
Australia and New Zealand Bank Group, Ltd.
06/30/11	0.400%	3,000,000	3,000,000
Credit Industrial et Commercial
05/23/11	0.400%	2,000,000	2,000,000
Development Bank of Singapore Ltd.
04/26/11	0.400%	2,000,000	2,000,000
Erste Bank der Oesterreichischen Sparkassen AG
04/04/11	0.360%	1,000,000	1,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
05/12/11	0.400%	2,000,000	2,000,000
Landesbank Hessen Thuringen
04/11/11	0.300%	2,000,000	2,000,000
N.V. Bank Nederlandse Gemeenten
06/30/11	0.360%	3,000,000	3,000,000
Natixis
05/09/11	0.503%	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd.
05/25/11	0.370%	1,998,172	1,998,172

Total			21,998,172

Money Market Fund (0.8%)
JP Morgan Prime Money Market Fund
0.010%(e)		6,000,000	6,000,000

Total			6,000,000

Repurchase Agreements (3.9%)
G.X. Clarke and Company dated 03/31/11, matures 04/01/11, repurchase price $5,000,031(f)
	0.220%	5,000,000	5,000,000
Goldman Sachs & Co. dated 03/31/11, matures 04/01/11, repurchase price $10,906,877(f)
	0.160%	10,906,829	10,906,829
Natixis Financial Products, Inc. dated 03/31/11, matures 04/01/11, repurchase price $5,000,018(f)
	0.130%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Pershing LLC dated 03/31/11, matures 04/01/11, repurchase price $10,000,061(f)
	0.220%	$10,000,000	$10,000,000

Total			30,906,829

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $63,901,073)			$63,901,073

Total Investments
(Cost: $683,981,386)			$864,167,732
Other Assets & Liabilities, Net			(62,452,829)

Net Assets			$801,714,903

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents a foreign security. At March 31, 2011, the value of foreign securities, excluding short-term securities, represented 12.33% of net assets.

(c)	At March 31, 2011, security was partially or fully on loan.

(d)	Investments in affiliates during the year ended March 31, 2011:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$5,559,698	$174,135,423	$(168,352,375)	$—	$11,342,746	$17,145	$11,342,746

(e)	The rate shown is the seven-day current annualized yield at March 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

G.X. Clarke and Company (0.220%)
Security Description	Value
Fannie Mae Discount Notes	$15,269
Fannie Mae Interest Strip	5,407
Federal Farm Credit Bank	493,176
Federal Home Loan Banks	1,021,690
Federal Home Loan Mortgage Corp	642,340
Federal National Mortgage Association	1,020,505
Freddie Mac Discount Notes	29,579
Freddie Mac Strips	16,315
Resolution Funding Corp Interest Strip	285
Tennessee Valley Authority	72,935
Tennessee Valley Authority Generic Strip	206
United States Treasury Inflation Indexed Bonds	245,183
United States Treasury Note/Bond	1,327,497
United States Treasury Strip Coupon	156,206
United States Treasury Strip Principal	53,422

Total Market Value of Collateral Securities	$5,100,015

Goldman Sachs & Co. (0.160%)
Security Description	Value
Government National Mortgage Association	$11,124,965

Total Market Value of Collateral Securities	$11,124,965

Natixis Financial Products, Inc. (0.130%)
Security Description	Value
Fannie Mae Interest Strip	$99,519
Fannie Mae Pool	69,943
Fannie Mae REMICS	2,610,342
Freddie Mac REMICS	1,485,720
Government National Mortgage Association	189,219
United States Treasury Note/Bond	645,276

Total Market Value of Collateral Securities	$5,100,019

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Pershing LLC (0.220%)
Security Description	Value
Fannie Mae Benchmark REMIC	$17,810
Fannie Mae REMICS	2,916,534
Fannie Mae Whole Loan	10,831
Freddie Mac REMICS	4,211,063
Government National Mortgage Association	2,501,419
United States Treasury Bill	542,343

Total Market Value of Collateral Securities	$10,200,000

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

	Fair Value at March 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$67,290,986	$—	$—	$67,290,986
Consumer Staples	48,142,456	—	—	48,142,456
Energy	139,138,395	—	—	139,138,395
Financials	146,481,951	—	—	146,481,951
Health Care	82,462,319	—	—	82,462,319
Industrials	128,657,014	—	—	128,657,014
Information Technology	88,290,195	—	—	88,290,195
Materials	49,719,088	2,844,376	—	52,563,464
Telecommunication Services	28,104,180	—	—	28,104,180
Utilities	7,792,953	—	—	7,792,953

Total Equity Securities	786,079,537	2,844,376	—	788,923,913

Other
Affiliated Money Market Fund(c)	11,342,746	—	—	11,342,746
Investments of Cash Collateral Received for Securities on Loan	—	63,901,073	—	63,901,073

Total Other	11,342,746	63,901,073	—	75,243,819

Investments in Securities	$797,422,283	$66,745,449	$—	$864,167,732

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 1 into Level 2 during the period was $1,413,275. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at March 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  25

Statement of Assets and Liabilities
March 31, 2011

Assets
Investments, at value
Unaffiliated issuers* (identified cost $608,737,567)	$788,923,913
Affiliated issuers (identified cost $11,342,746)	11,342,746
Investment of cash collateral received for securities on loan (identified cost $63,901,073)	63,901,073

Total investments (identified cost $683,981,386)	864,167,732
Cash	26,269
Receivable for:
Capital shares sold	1,482,049
Investments sold	865,611
Dividends	923,833
Interest	9,759
Reclaims	29,154

Total assets	867,504,407

Liabilities
Due upon return of securities on loan	63,901,073
Payable for:
Investments purchased	391,225
Capital shares purchased	1,237,275
Investment management fees	11,451
Distribution fees	6,166
Transfer agent fees	81,841
Administration fees	1,278
Plan administration fees	5,812
Other expenses	153,383

Total liabilities	65,789,504

Net assets applicable to outstanding shares	$801,714,903

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Represented by
Paid-in capital	$742,958,140
Undistributed net investment income	576,103
Accumulated net realized loss	(122,005,686)
Unrealized appreciation (depreciation) on:
Investments	180,186,346

Total — representing net assets applicable to outstanding shares	$801,714,903

*Value of securities on loan	$61,905,053

Net assets applicable to outstanding shares
Class A	$729,078,264
Class B	$32,311,465
Class C	$4,976,540
Class I	$9,832
Class R	$34,358
Class R3	$7,912
Class R4	$13,828,016
Class R5	$1,065,648
Class W	$20,399,911
Class Z	$2,957
Shares outstanding
Class A	66,152,052
Class B	2,916,222
Class C	455,123
Class I	891
Class R	3,118
Class R3	715
Class R4	1,251,627
Class R5	96,634
Class W	1,850,261
Class Z	268
Net asset value per share
Class A(a)	$11.02
Class B	$11.08
Class C	$10.93
Class I	$11.03
Class R	$11.02
Class R3	$11.07
Class R4	$11.05
Class R5	$11.03
Class W	$11.03
Class Z	$11.03

(a)	The maximum offering price per share for Class A is $11.69. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  27

Statement of Operations
Year ended March 31, 2011

Net investment income
Income:
Dividends	$15,912,818
Interest	76,835
Dividends from affiliates	17,145
Income from securities lending — net	161,842
Foreign taxes withheld	(118,527)

Total income	16,050,113

Expenses:
Investment management fees	3,875,718
Distribution fees
Class A	1,660,250
Class B	362,020
Class C	46,719
Class R	155
Class R3	441
Class W	13,315
Transfer agent fees
Class A	1,471,689
Class B	83,620
Class C	10,508
Class R	48
Class R3	74
Class R4	3,018
Class R5	155
Class W	11,928
Class Z	3
Administration fees	430,923
Plan administration fees
Class R	31
Class R3	441
Class R4	27,958
Compensation of board members	18,317
Custodian fees	13,305
Printing and postage fees	100,270
Registration fees	166,419
Professional fees	45,549
Other	46,096

Total expenses	8,388,970

Net investment income	7,661,143

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$18,221,611
Foreign currency transactions	(4,811)
Forward foreign currency exchange contracts	4,561

Net realized gain	18,221,361
Net change in unrealized appreciation (depreciation) on:
Investments	84,205,396

Net change in unrealized appreciation	84,205,396

Net realized and unrealized gain	102,426,757

Net increase in net assets resulting from operations	$110,087,900

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  29

Statements of Changes in Net Assets

Year ended March 31,	2011	2010
Operations
Net investment income	$7,661,143	$8,906,489
Net realized gain (loss)	18,221,361	(15,600,750)
Net change in unrealized appreciation	84,205,396	256,124,012

Net increase in net assets resulting from operations	110,087,900	249,429,751

Distributions to shareholders from:
Net investment income
Class A	(7,179,224)	(8,950,194)
Class B	(77,999)	(368,578)
Class C	(15,019)	(32,333)
Class I	(201,744)	(148,997)
Class R	(252)	(91)
Class R3	(1,339)	(2,126)
Class R4	(143,049)	(125,079)
Class R5	(13,912)	(84)
Class W	(62,989)	(50)
Class Z	(19)	—

Total distributions to shareholders	(7,695,546)	(9,627,532)

Increase (decrease) in net assets from share transactions	(65,457,158)	16,735,655

Total increase in net assets	36,935,196	256,537,874
Net assets at beginning of year	764,779,707	508,241,833

Net assets at end of year	$801,714,903	$764,779,707

Undistributed net investment income	$576,103	$625,054

Year ended March 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	10,498,999	102,023,271	12,527,702	107,569,110
Fund merger	—	—	2,556,749	22,133,859
Conversions from Class B	1,364,040	12,208,156	1,902,126	15,444,948
Distributions reinvested	704,553	6,924,170	1,042,015	8,744,855
Redemptions	(17,157,384)	(166,372,781)	(16,176,946)	(137,357,328)

Net increase (decrease)	(4,589,792)	(45,217,184)	1,851,646	16,535,444

Class B shares
Subscriptions	105,380	991,166	347,168	2,868,657
Fund merger	—	—	476,001	4,139,066
Distributions reinvested	7,640	76,165	45,022	361,002
Conversions to Class A	(1,359,483)	(12,208,156)	(1,895,124)	(15,444,948)
Redemptions	(1,022,228)	(9,752,947)	(1,420,983)	(11,996,134)

Net decrease	(2,268,691)	(20,893,772)	(2,447,916)	(20,072,357)

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Year ended March 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class C shares
Subscriptions	67,039	644,739	78,097	646,568
Fund merger	—	—	72,690	624,494
Distributions reinvested	1,474	14,407	3,674	29,773
Redemptions	(125,852)	(1,214,784)	(119,817)	(1,012,169)

Net increase (decrease)	(57,339)	(555,638)	34,644	288,666

Class I shares
Subscriptions	62,165	607,271	130,130	1,152,807
Fund merger	—	—	1,841,962	15,960,935
Distributions reinvested	21,274	201,610	16,158	148,878
Redemptions	(1,987,819)	(21,509,209)	(83,527)	(772,334)

Net increase (decrease)	(1,904,380)	(20,700,328)	1,904,723	16,490,286

Class R shares
Subscriptions	272	2,650	2,297	21,627
Fund merger	—	—	454	3,935
Distributions reinvested	20	199	4	39
Redemptions	(303)	(3,233)	—	—

Net increase (decrease)	(11)	(384)	2,755	25,601

Class R3 shares
Subscriptions	1,835	17,760	2,842	24,885
Fund merger	—	—	296	2,562
Distributions reinvested	136	1,293	246	2,065
Redemptions	(20,270)	(219,097)	(738)	(6,643)

Net increase (decrease)	(18,299)	(200,044)	2,646	22,869

Class R4 shares
Subscriptions	440,763	4,323,275	603,228	5,043,901
Fund merger	—	—	2,059	17,860
Distributions reinvested	14,430	142,954	14,690	125,029
Redemptions	(249,592)	(2,426,986)	(210,507)	(1,744,254)

Net increase	205,601	2,039,243	409,470	3,442,536

Class R5 shares
Subscriptions	100,930	880,332	—	—
Fund merger	—	—	302	2,610
Distributions reinvested	1,403	13,813	—	—
Redemptions	(6,375)	(59,507)	—	—

Net increase	95,958	834,638	302	2,610

Class W shares
Subscriptions	1,969,543	20,517,725	—	—
Distributions reinvested	5,791	62,947	—	—
Redemptions	(125,453)	(1,346,861)	—	—

Net increase	1,849,881	19,233,811	—	—

Class Z shares
Subscriptions	268	2,500	—	—

Net increase	268	2,500	—	—

Total net increase (decrease)	(6,686,804)	(65,457,158)	1,758,270	16,735,655

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  31

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2008 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended March 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.63	$6.54	$11.97	$13.43	$12.16

Income from investment operations:
Net investment income	.10	.12	.16	.15	.14
Net realized and unrealized gain (loss) on investments	1.40	3.10	(4.79)	(.66)	1.27

Total from investment operations	1.50	3.22	(4.63)	(.51)	1.41

Less distributions to shareholders from:
Net investment income	(.11)	(.13)	(.15)	(.18)	(.14)
Net realized gains	—	—	(.65)	(.77)	—

Total distributions to shareholders	(.11)	(.13)	(.80)	(.95)	(.14)

Net asset value, end of period	$11.02	$9.63	$6.54	$11.97	$13.43

Total return	15.67%	49.52%	(39.50% )	(4.39% )	11.67%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.11%	1.09%	1.11%	1.06% (b)	1.09%

Net expenses after fees waived or expenses reimbursed(c)	1.11%	1.09%	1.11%	1.06% (b)	1.09%

Net investment income	1.07%	1.39%	1.68%	1.09%	1.13%

Supplemental data
Net assets, end of period (in thousands)	$728,724	$681,073	$450,713	$862,727	$1,038,420

Portfolio turnover	37%	30%	21%	25%	37%

See accompanying Notes to Financial Highlights.

32  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

	Year ended March 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$9.67	$6.57	$12.01	$13.46	$12.19

Income from investment operations:
Net investment income	.03	.06	.09	.05	.04
Net realized and unrealized gain (loss) on investments	1.40	3.10	(4.80)	(.66)	1.27

Total from investment operations	1.43	3.16	(4.71)	(.61)	1.31

Less distributions to shareholders from:
Net investment income	(.02)	(.06)	(.08)	(.07)	(.04)
Net realized gains	—	—	(.65)	(.77)	—

Total distributions to shareholders	(.02)	(.06)	(.73)	(.84)	(.04)

Net asset value, end of period	$11.08	$9.67	$6.57	$12.01	$13.46

Total return	14.84%	48.26%	(39.94% )	(5.07% )	10.77%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.86%	1.85%	1.88%	1.82% (b)	1.86%

Net expenses after fees waived or expenses reimbursed(c)	1.86%	1.85%	1.88%	1.82% (b)	1.86%

Net investment income	0.30%	0.68%	0.88%	0.33%	0.35%

Supplemental data
Net assets, end of period (in thousands)	$32,311	$50,132	$50,135	$120,950	$185,259

Portfolio turnover	37%	30%	21%	25%	37%

See accompanying Notes to Financial Highlights.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  33

Financial Highlights (continued)

	Year ended March 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$9.55	$6.49	$11.89	$13.34	$12.09

Income from investment operations:
Net investment income	.03	.05	.09	.05	.06
Net realized and unrealized gain (loss) on investments	1.38	3.08	(4.76)	(.66)	1.24

Total from investment operations	1.41	3.13	(4.67)	(.61)	1.30

Less distributions to shareholders from:
Net investment income	(.03)	(.07)	(.08)	(.07)	(.05)
Net realized gains	—	—	(.65)	(.77)	—

Total distributions to shareholders	(.03)	(.07)	(.73)	(.84)	(.05)

Net asset value, end of period	$10.93	$9.55	$6.49	$11.89	$13.34

Total return	14.82%	48.35%	(39.97% )	(5.07% )	10.81%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.86%	1.85%	1.87%	1.82% (b)	1.84%

Net expenses after fees waived or expenses reimbursed(c)	1.86%	1.85%	1.87%	1.82% (b)	1.84%

Net investment income	0.32%	0.62%	0.94%	0.34%	0.38%

Supplemental data
Net assets, end of period (in thousands)	$4,977	$4,895	$3,103	$5,339	$6,275

Portfolio turnover	37%	30%	21%	25%	37%

See accompanying Notes to Financial Highlights.

34  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

	Year ended March 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$9.64	$6.55	$11.99	$13.45	$12.18

Income from investment operations:
Net investment income	.14	.14	.21	.21	.20
Net realized and unrealized gain (loss) on investments	1.40	3.12	(4.80)	(.67)	1.26

Total from investment operations	1.54	3.26	(4.59)	(.46)	1.46

Less distributions to shareholders from:
Net investment income	(.15)	(.17)	(.20)	(.23)	(.19)
Net realized gains	—	—	(.65)	(.77)	—

Total distributions to shareholders	(.15)	(.17)	(.85)	(1.00)	(.19)

Net asset value, end of period	$11.03	$9.64	$6.55	$11.99	$13.45

Total return	16.18%	50.13%	(39.22% )	(3.99% )	12.11%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.63%	0.66%	0.69%	0.65%	0.67%

Net expenses after fees waived or expenses reimbursed(c)	0.63%	0.66%	0.69%	0.65%	0.67%

Net investment income	1.50%	1.50%	2.00%	1.50%	1.54%

Supplemental data
Net assets, end of period (in thousands)	$10	$18,363	$4	$13	$14

Portfolio turnover	37%	30%	21%	25%	37%

See accompanying Notes to Financial Highlights.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  35

Financial Highlights (continued)

	Year ended March 31,
	2011	2010	2009	2008	2007(d)
Class R(e)
Per share data
Net asset value, beginning of period	$9.63	$6.54	$11.98	$13.43	$13.36

Income from investment operations:
Net investment income	.08	.08	.15	.13	.10
Net realized and unrealized gain (loss) on investments	1.39	3.12	(4.79)	(.65)	.04

Total from investment operations	1.47	3.20	(4.64)	(.52)	.14

Less distributions to shareholders from:
Net investment income	(.08)	(.11)	(.15)	(.16)	(.07)
Net realized gains	—	—	(.65)	(.77)	—

Total distributions to shareholders	(.08)	(.11)	(.80)	(.93)	(.07)

Net asset value, end of period	$11.02	$9.63	$6.54	$11.98	$13.43

Total return	15.35%	49.13%	(39.60% )	(4.45% )	1.04%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.39%	1.45%	1.50%	1.46%	1.38%	(f)

Net expenses after fees waived or expenses reimbursed(c)	1.39%	1.45%	1.25%	1.21%	1.38%	(f)

Net investment income	0.78%	0.88%	1.55%	0.94%	0.81%	(f)

Supplemental data
Net assets, end of period (in thousands)	$34	$30	$2	$4	$5

Portfolio turnover	37%	30%	21%	25%	37%

See accompanying Notes to Financial Highlights.

36  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

	Year ended March 31,
	2011	2010	2009	2008	2007(d)
Class R3
Per share data
Net asset value, beginning of period	$9.64	$6.55	$11.98	$13.43	$13.36

Income from investment operations:
Net investment income	.10	.11	.15	.12	.11
Net realized and unrealized gain (loss) on investments	1.40	3.10	(4.78)	(.61)	.04

Total from investment operations	1.50	3.21	(4.63)	(.49)	.15

Less distributions to shareholders from:
Net investment income	(.07)	(.12)	(.15)	(.19)	(.08)
Net realized gains	—	—	(.65)	(.77)	—

Total distributions to shareholders	(.07)	(.12)	(.80)	(.96)	(.08)

Net asset value, end of period	$11.07	$9.64	$6.55	$11.98	$13.43

Total return	15.67%	49.35%	(39.51% )	(4.22% )	1.11%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.18%	1.17%	1.20%	1.37% (b)	1.12%	(f)

Net expenses after fees waived or expenses reimbursed(c)	1.18%	1.17%	1.19%	1.12% (b)	1.12%	(f)

Net investment income	1.07%	1.32%	1.71%	1.06%	1.08%	(f)

Supplemental data
Net assets, end of period (in thousands)	$8	$183	$107	$138	$5

Portfolio turnover	37%	30%	21%	25%	37%

See accompanying Notes to Financial Highlights.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  37

Financial Highlights (continued)

	Year ended March 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$9.65	$6.56	$11.98	$13.44	$12.17

Income from investment operations:
Net investment income	.12	.13	.19	.17	.16
Net realized and unrealized gain (loss) on investments	1.40	3.10	(4.79)	(.66)	1.27

Total from investment operations	1.52	3.23	(4.60)	(.49)	1.43

Less distributions to shareholders from:
Net investment income	(.12)	(.14)	(.17)	(.20)	(.16)
Net realized gains	—	—	(.65)	(.77)	—

Total distributions to shareholders	(.12)	(.14)	(.82)	(.97)	(.16)

Net asset value, end of period	$11.05	$9.65	$6.56	$11.98	$13.44

Total return	15.94%	49.64%	(39.30% )	(4.24% )	11.83%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.92%	0.92%	0.97%	0.97%	0.94%

Net expenses after fees waived or expenses reimbursed(c)	0.92%	0.92%	0.93%	0.93%	0.93%

Net investment income	1.26%	1.53%	1.83%	1.22%	1.28%

Supplemental data
Net assets, end of period (in thousands)	$13,828	$10,093	$4,173	$12,092	$11,834

Portfolio turnover	37%	30%	21%	25%	37%

See accompanying Notes to Financial Highlights.

38  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

	Year ended March 31,
	2011	2010	2009	2008	2007(d)
Class R5
Per share data
Net asset value, beginning of period	$9.63	$6.54	$11.98	$13.43	$13.36

Income from investment operations:
Net investment income	.14	.15	.20	.20	.13
Net realized and unrealized gain (loss) on investments	1.41	3.10	(4.80)	(.65)	.04

Total from investment operations	1.55	3.25	(4.60)	(.45)	.17

Less distributions to shareholders from:
Net investment income	(.15)	(.16)	(.19)	(.23)	(.10)
Net realized gains	—	—	(.65)	(.77)	—

Total distributions to shareholders	(.15)	(.16)	(.84)	(1.00)	(.10)

Net asset value, end of period	$11.03	$9.63	$6.54	$11.98	$13.43

Total return	16.26%	50.15%	(39.29% )	(3.98% )	1.25%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.67%	0.67%	0.75%	0.71%	0.70%	(f)

Net expenses after fees waived or expenses reimbursed(c)	0.67%	0.67%	0.75%	0.71%	0.70%	(f)

Net investment income	1.49%	1.72%	2.05%	1.44%	1.55%	(f)

Supplemental data
Net assets, end of period (in thousands)	$1,066	$7	$2	$4	$5

Portfolio turnover	37%	30%	21%	25%	37%

See accompanying Notes to Financial Highlights.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  39

Financial Highlights (continued)

	Year ended March 31,
	2011	2010	2009	2008	2007(g)
Class W
Per share data
Net asset value, beginning of period	$9.63	$6.54	$11.98	$13.43	$13.17

Income from investment operations:
Net investment income	.11	.12	.16	.14	.12
Net realized and unrealized gain on investments	1.40	3.10	(4.80)	(.65)	.22

Total from investment operations	1.51	3.22	(4.64)	(.51)	.34

Less distributions to shareholders from:
Net investment income	(.11)	(.13)	(.15)	(.17)	(.08)
Net realized gains	—	—	(.65)	(.77)	—

Total distributions to shareholders	(.11)	(.13)	(.80)	(.94)	(.08)

Net asset value, end of period	$11.03	$9.63	$6.54	$11.98	$13.43

Total return	15.82%	49.56%	(39.54% )	(4.36% )	2.59%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.14%	1.03%	1.15%	1.12%	1.03%	(f)

Net expenses after fees waived or expenses reimbursed(c)	1.14%	1.03%	1.15%	1.12%	1.03%	(f)

Net investment income	1.04%	1.45%	1.66%	1.03%	1.14%	(f)

Supplemental data
Net assets, end of period (in thousands)	$20,386	$4	$2	$5	$5

Portfolio turnover	37%	30%	21%	25%	37%

See accompanying Notes to Financial Highlights.

40  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

	Year ended
	March 31, 2011(h)
Class Z
Per share data
Net asset value, beginning of period	$9.32

Income from investment operations:
Net investment income	.06
Net realized and unrealized gain on investments	1.72

Total from investment operations	1.78

Less distributions to shareholders from:
Net investment income	(.07)

Net asset value, end of period	$11.03

Total return	19.16%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.87%	(f)

Net expenses after fees waived or expenses reimbursed(c)	0.87%	(f)

Net investment income	1.35%	(f)

Supplemental data
Net assets, end of period (in thousands)	$3

Portfolio turnover	37%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	For the year ended March 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 1.05% for Class A, 1.81% for Class B, 1.81% for Class C, and 1.10% for Class R3.
(c)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(d)	For the period from December 11, 2006 (when shares became available) to March 31, 2007.
(e)	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
(f)	Annualized.
(g)	For the period from December 1, 2006 (when shares became available) to March 31, 2007.
(h)	For the period from September 27, 2010 (when shares became available) to March 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  41

Notes to Financial Statements
March 31, 2011

Note 1.	Organization

Columbia Equity Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Strategy Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

42  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2.	Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements (continued)

closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates

44  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities and to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  45

Notes to Financial Statements (continued)

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at March 31, 2011
At March 31, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations
for the Year Ended March 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Forward Foreign
Currency Exchange
Risk Exposure Category	Contracts
Foreign exchange contracts	$4,561

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign
Currency Exchange
Risk Exposure Category	Contracts
Foreign exchange contracts	$—

Volume of Derivative Activity
Forward Foreign Currency Exchange Contracts
At March 31, 2011, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $359,000 for the year ended March 31, 2011.

46  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  47

Notes to Financial Statements (continued)

certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid each calendar quarter, if any. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.400% as the Fund’s net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less

48  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $23,611 for the year ended March 31, 2011. The management fee for the year ended March 31, 2011 was 0.53% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that includes an increase to the management fee rate payable to the Investment Manager at all or most asset levels such that the rate declines from 0.660% to 0.490% as the Fund’s net assets increase and an elimination of the PIA. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011, and the fee change will become effective on or about June 1, 2011.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended March 31, 2011 was 0.06% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended March 31, 2011, other expenses paid to this company were $465.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  49

Notes to Financial Statements (continued)

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R3, Class R4, Class R5 and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent also pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay any transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation.

For the year ended March 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.23
Class C	0.23
Class R	0.15
Class R3	0.04
Class R4	0.03
Class R5	0.02
Class W	0.22
Class Z	0.23

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various

50  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,334,000 and $58,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $191,349 for Class A, $36,320 for Class B and $291 for Class C for the year ended March 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective June 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until May 31, 2012, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed the following percentage of the class’ average daily net assets.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements (continued)

Class A	1.11%
Class B	1.86
Class C	1.86
Class I	0.69
Class R	1.36
Class R3	1.24
Class R4	0.99
Class R5	0.74
Class W	1.11
Class Z	0.86

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Note 4.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for foreign currency transactions, re-characterization of real estate investment trust (REIT) distributions, post-October losses, and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Excess of distributions over net investment income	$(14,548)
Accumulated net realized gain	14,548

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended March 31,	2011	2010
Ordinary income	$7,695,546	$9,627,532
Long-term gain	—	—

52  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

At March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$598,994
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(116,011,143)
Unrealized appreciation	$174,168,912

At March 31, 2011, the cost of investments for federal income tax purposes was $689,975,929 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$178,930,234
Unrealized depreciation	(4,738,431)

Net unrealized appreciation	$174,191,803

The following capital loss carryforward, determined at March 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$22,477,409
2018	93,533,734

$116,011,143

For the year ended March 31, 2011, $17,809,198 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  53

Notes to Financial Statements (continued)

Note 5.	Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $267,457,693 and $335,042,724, respectively, for the year ended March 31, 2011.

Note 6.	Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At March 31, 2011, securities valued at $61,905,053 were on loan, secured by cash collateral of $63,901,073 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended March 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

54  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Note 7.	Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8.	Shareholder Concentration

At March 31, 2011, the Investment Manager and/or affiliates owned 100% of Class I and Class W shares.

Note 9.	Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  55

Notes to Financial Statements (continued)

October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended March 31, 2011.

Note 10.	Fund Merger

At the close of business on September 11, 2009, Columbia Equity Value Fund acquired the assets and assumed the identified liabilities of RiverSource Large Cap Value Fund. The reorganization was completed after shareholders approved the plan on June 2, 2009.

The aggregate net assets of Columbia Equity Value Fund immediately before the acquisition were $659,845,517 and the combined net assets immediately after the acquisition were $702,730,838.

The merger was accomplished by a tax-free exchange of 12,725,944 shares of RiverSource Large Cap Value Fund valued at $42,885,321.

In exchange for RiverSource Large Cap Value Fund shares and net assets, Columbia Equity Value Fund issued the following number of shares:

Shares
Class A	2,556,749
Class B	476,001
Class C	72,690
Class I	1,841,962
Class R	454
Class R3	296
Class R4	2,059
Class R5	302

For financial reporting purposes, net assets received and shares issued by Columbia Equity Value Fund were recorded at fair value; however, RiverSource Large Cap Value Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Equity Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of RiverSource Large Cap Value Fund’s net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets	$42,885,321
Capital stock	$58,111,704
Excess of distributions over net investment income	$(678)
Accumulated net realized loss	$(21,007,215)
Unrealized appreciation	$5,781,510

56  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

The financial statements reflect the operations of Columbia Equity Value Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Large Cap Value Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed. Assuming the merger had been completed on April 1, 2009, Columbia Equity Value Fund’s pro-forma net investment income, net loss on investments, and net increase in net assets from operations for the year ended March 31, 2010 would have been $9.3 million, ($16.7) million and $254.6 million, respectively.

Note 11.	Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12.	Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  57

Notes to Financial Statements (continued)

presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

58  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Equity Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Equity Value Fund (formerly RiverSource Equity Value Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

60  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Equity Value Fund of the Columbia Funds Series Trust II at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
May 20, 2011

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  61

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

62  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 125 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  63

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

64  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  65

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 46	President and Principal Executive Officer since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer and Chief Financial Officer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

66  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Senior Vice President since 4/14/11 and Chief Legal Officer since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Secretary of Legacy RiverSource Funds December 2006 to April 2011

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 46	Senior Vice President since 4/14/11 and Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  67

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/14/11	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/14/11	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds since January 2007

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 54	Vice President since 4/14/11 and Assistant Treasurer since 1/4/99	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/14/11	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/14/11 and Assistant Secretary since 11/11/08	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/14/11 and Assistant Secretary since 5/1/10	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

68  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement), which will have the effect of increasing the effective management fee rate payable to Columbia Management at all or most asset levels and eliminating the performance incentive adjustment. The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Strategy Series, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT  69

Results of Meeting of Shareholders

Columbia Equity Value Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1: To elect directors to the Board.

		Dollars	Dollars		Broker
		Voted “For”	Voted “Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	602,835,484.951	15,830,166.189	0.000	0.000
02.	Edward J. Boudreau, Jr.	603,263,641.653	15,402,009.486	0.000	0.000
03.	Pamela G. Carlton	603,458,413.715	15,207,237.424	0.000	0.000
04.	William P. Carmichael	602,763,814.910	15,901,836.230	0.000	0.000
05.	Patricia M. Flynn	602,800,724.910	15,864,926.229	0.000	0.000
06.	William A. Hawkins	602,792,301.339	15,873,349.800	0.000	0.000
07.	R. Glenn Hilliard	603,083,629.269	15,582,021.871	0.000	0.000
08.	Stephen R. Lewis, Jr.	602,540,536.480	16,125,114.660	0.000	0.000
09.	John F. Maher	603,557,342.692	15,108,308.447	0.000	0.000
10.	John J. Nagorniak	603,017,079.103	15,648,572.037	0.000	0.000
11.	Catherine James Paglia	602,613,322.742	16,052,328.397	0.000	0.000
12.	Leroy C. Richie	603,346,895.023	15,318,756.117	0.000	0.000
13.	Anthony M. Santomero	601,921,555.551	16,744,095.588	0.000	0.000
14.	Minor M. Shaw	602,837,620.731	15,828,030.408	0.000	0.000
15.	Alison Taunton-Rigby	603,024,791.787	15,640,859.353	0.000	0.000
16.	William F. Truscott	602,904,041.504	15,761,609.636	0.000	0.000

Proposal 2: To approve a proposed amendment to the Articles of Incorporation.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
591,895,598.235	14,276,360.541	12,493,651.353	41.010

Proposal 3: To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
467,834,251.913	15,494,073.370	15,087,887.936	120,249,437.920

Proposal 4: To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
445,348,912.154	38,433,977.382	14,633,323.683	120,249,437.920

70  COLUMBIA EQUITY VALUE FUND — 2011 ANNUAL REPORT

Columbia Equity Value Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6382 Z (5/11)

Item 2.	Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2011: $20,127	2010: $24,683
(b)	Audit-Related Fees. The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2011: $1,449	2010: $933
The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review were as follows:

2011: $96,000	2010: $0

(c)	Tax Fees. The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2011: $6,397	2010: $10,929
The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $116,840	2010: $60,000
(d)	All Other Fees. The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2011: $0	2010: $0
The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2011: $0	2010: $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s audit committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $2,446,647	2010: $1,738,848
(h)	100% of the services performed in item (g) above during 2011 and 2010 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Columbia Funds Series Trust II

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	May 20, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	May 20, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer

Date	May 20, 2011